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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for the 1996 Equity Incentive Plan of SIBIA Neurosciences, Inc. of our report dated February 19, 1999 appearing on page F-2 of the Form 10-K for the year ended December 31, 1998.


PRICEWATERHOUSECOOPERS LLP

San Diego, California
July 28, 1999